UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2006
TALX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)
11432 Lackland Road
St. Louis, Missouri 63146
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 214-7000
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Press Release
Slide Presentation

Item 2.02 Results of Operations and Financial Condition.
     On October 25, 2006, the Company issued a press release announcing the Company’s results for the three and six month periods ended September 30, 2006 and guidance for revenues and diluted earnings per share from continuing operations for the three months ending December 31, 2006, as well as the fiscal year ending March 31, 2007 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.
     In addition, the Company announced in the Press Release that a conference call would be held on October 26, 2006, to discuss its financial and operating results for the three and six month periods ended September 30, 2006, as well as to discuss its future expectations. A slide presentation for use in conjunction with this conference call is furnished as Exhibit 99.2 hereto and incorporated herein by reference.
     The slide presentation for use in conjunction with the Company’s conference call will be posted to the Company’s website located at www.talx.com/2007, although the Company reserves the right to discontinue its availability at any time.
     The information in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such Item 2.02 information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 24, 2006, the Board of Directors adopted a resolution to amend the TALX Corporation Bylaws to change the qualifications for directors. As amended, the Bylaws now provide that no person shall be eligible for election as a director of the company if that person’s 76th birthday will fall on a date prior to the commencement of the term for which the person is to be elected or appointed. Previously, a person’s 70th birthday prior to the term commencement would disqualify a person from serving as a director.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2006		TALX CORPORATION

By:
/s/ L. Keith Graves

L. Keith Graves
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated October 25, 2006

99.2	Slide Presentation for October 26, 2006 Conference Call